SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 11, 2002

Wyndham International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:
(214) 863-1000

Item 5.    Other Events

On October 11, 2002, Wyndham International, Inc., (Wyndham) a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

On October 14, 2002, Wyndham, issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is hereby incorporated by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

The following Exhibits are filed herewith:

99.1	Press Release.

99.2	Press Release.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/s/ RICHARD A. SMITH
Richard A. Smith, Executive Vice President and Chief Financial Officer

Date: October 15, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release.

99.2*	Press Release.

*	Filed herewith.